                                                                   EXHIBIT 10.28

SHARE ACQUISITION
AGREEMENT
-------------------------------------------------------------------






MICHAEL FRANCIS GILES HADDLETON

ADAYTUM SOFTWARE, INC.











Purchase of the shares of Business Budget Management
Solutions Pty Limited



ALLEN ALLEN & HEMSLEY
The Chifley Tower
2 Chifley Square
Sydney  NSW  2000
Australia
Tel  61  2 9230 4000
Fax  61  2 9230 5333



-Copyright- Copyright Allen Allen & Hemsley 2000

SHARE ACQUISITION AGREEMENT                                ALLEN ALLEN & HEMSLEY
--------------------------------------------------------------------------------



DATE              February 2000
-------------


PARTIES
-------------

         1. MICHAEL FRANCIS GILES HADDLETON of 14 Lisle Street, Narrabeen, NSW 2101 (THE VENDOR); and

         2. ADAYTUM SOFTWARE, INC. incorporated in Delaware of 2051 Killebrew Drive, Suite 400, Minneapolis, Minnesota 55425 (the PURCHASER).

RECITALS
-------------

         A The Vendor is the legal and beneficial owner of all the issued shares in the Company.

         B The Vendor wishes to sell and the Purchaser wishes to purchase those shares.
--------------------------------------------------------------------------------

IT IS AGREED as follows.

1.       DEFINITIONS AND INTERPRETATION
--------------------------------------------------------------------------------

1.1      DEFINITIONS

         The following definitions apply unless the context requires otherwise.

         ACCOUNTS means the accounts (including the statements, directors' reports, auditors' reports and notes attached to or intended to be read with the accounts) of the Company as at and for the period to the Balance Date.

         AUTHORISATION includes:

         (a) any authorisation, approval, consent, licence, permit, franchise, permission, notification, filing, registration, lodgment, agreement, notarisation, certificate, authority, resolution, direction, declaration or exemption from, by or with a Public Authority; and

         (b) in relation to anything which will be prohibited or restricted in whole or part by law if a Public Authority intervenes or acts in any way within a specified period after lodgment, filing, registration or notification, the expiry of such period without such intervention or action.

         BALANCE DATE means 30 November 1999.

         BUSINESS means, in relation to the Company, the business or businesses carried on by the Company as described in schedule 1.


--------------------------------------------------------------------------------

SHARE ACQUISITION AGREEMENT                                ALLEN ALLEN & HEMSLEY
--------------------------------------------------------------------------------

         CLAIMS means claims, demands, actions, proceedings, judgments, liabilities, loss, damages, costs and expenses (including legal costs and disbursements) whatever and in any way arising.

         COMPANY means Business Budget Management Solutions Pty Limited (ACN 082 177 400).

         COMPANY FUND means the Mercantile Mutual Integra Retirement Plan.

         COMPLETION means completion of the sale and purchase of the Shares under this Agreement.

         COMPLETION DATE means 29 February 2000 or any other date as the parties may agree in writing.

         CONFIDENTIAL INFORMATION includes know-how, trade secrets, technical processes, information relating to products, finances, contractual arrangements with customers or suppliers and other information which by its nature, or by the circumstances of its disclosure to the holder of the information, is or could reasonably be expected to be regarded as confidential.

         CONTRACT means any deed, agreement, arrangement or understanding (written or unwritten) to which the Company is a party or by which it is bound.

         ENCUMBRANCE means an interest or power:

         (c) reserved in or over any interest in any asset including, without limitation, any retention of title; or

         (d) created or otherwise arising in or over any interest in any asset under a bill of sale, mortgage, charge, lien, pledge, trust or power, by way of security for the payment of debt or any other monetary obligation or the performance of any other obligation and whether existing or agreed to be granted or created.

         INCOME TAX ACT means the Income Tax Assessment Act 1936 (Cth) and the Income Tax Assessment Act 1997 (Cth).

         INTELLECTUAL PROPERTY means the items specified in schedule 2 and all other intellectual or industrial property used by or in which the Company has an interest, including without limitation:

         (a) any patent, trade mark or service mark, copyright, design, business name, trade secret or Confidential Information; or

         (b) any licence or other right to use or to grant the use of any of them or to be the registered proprietor or user of any of them,

         wherever subsisting in the world.

         LEASEHOLD PROPERTY means the leasehold properties described in schedule 3.

         PUBLIC AUTHORITY includes:

         (a) any government in any jurisdiction, whether federal, state, territorial or local;


--------------------------------------------------------------------------------

SHARE ACQUISITION AGREEMENT                                ALLEN ALLEN & HEMSLEY
--------------------------------------------------------------------------------



         (b) any minister, department, office, commission, delegate, instrumentality, agency, board, authority or organisation of any government or in which any government is interested;

         (c)      any non-government regulatory authority; and

         (d) any provider of public utility services, whether or not government owned or controlled.

         PURCHASER SHARES means shares of common stock in the Purchaser issued to the Vendor pursuant to clause 3.5.

         REAL PROPERTY means the Leasehold Property.

         SHARES means the shares in the Company described in paragraph (a) of schedule 1.

         TAXES means all income tax, recoupment tax, land tax, sales tax, payroll tax, fringe benefits tax, group tax, profit tax, interest tax, property tax, undistributed profits tax, withholding tax, GST, municipal rates, stamp duties and other charges and levies assessed or charged or assessable or chargeable by or payable to any national, federal, state or municipal taxation or excise authority, including any interest, penalty, charge, fee or other amount imposed or made on or in respect of the failure to file a return in respect of or to pay any such tax, rates, duties, charges or levies.

         WARRANTIES means the warranties, representations and indemnities by the Vendor set out in this Agreement including, without limitation, the warranties in schedule 4.

1.2      INTERPRETATION

         Headings are for convenience only and do not affect interpretation. The following rules of interpretation apply unless the context requires otherwise.

         (a)      The SINGULAR includes the plural and conversely.

         (b)      A GENDER includes all genders.

         (c) Where a WORD or PHRASE is defined, its other grammatical forms have a corresponding meaning.

         (d) A reference to a PERSON includes a body corporate, an unincorporated body or other entity and conversely.

         (e) A reference to a CLAUSE, ANNEXURE or SCHEDULE is to a clause of, or annexure or schedule to this Agreement.

         (f) A reference to any PARTY to this Agreement or any other agreement or document includes the party's successors and permitted assigns.

         (g) A reference to any AGREEMENT or DOCUMENT is to that agreement or document as amended, novated, supplemented, varied or replaced from time to time, except to the extent prohibited by this Agreement.

         (h) A reference to any LEGISLATION or to any provision of any legislation includes any modification or re-enactment of it, any legislative


--------------------------------------------------------------------------------

SHARE ACQUISITION AGREEMENT                                ALLEN ALLEN & HEMSLEY
--------------------------------------------------------------------------------



                  provision substituted for it and all regulations and statutory instruments issued under it.

         (i) A reference to CONDUCT includes any omission and any statement or undertaking, whether or not in writing.

         (j) A reference to WRITING includes a facsimile transmission and any means of reproducing words in a tangible and permanently visible form.

         (k) Mentioning anything after INCLUDE, INCLUDES or INCLUDING does not limit what else might be included.

2.       SALE AND PURCHASE
--------------------------------------------------------------------------------

2.1      SALE AND PURCHASE

         On Completion, the Vendor will sell and the Purchaser will purchase the Shares free and clear of all Encumbrances.

2.2      PURCHASE PRICE

         The purchase price for the Shares is US$750,000.

3.       COMPLETION
--------------------------------------------------------------------------------

3.1      PLACE FOR COMPLETION

         Completion will take place at the offices of Allen Allen & Hemsley, Sydney at 2pm on the Completion Date, or such other time as the parties may agree.

3.2      DOCUMENTS TO BE DELIVERED

         The Vendor shall ensure that the following documents are delivered to the Purchaser on or before Completion.

         (a) (SHARE CERTIFICATES) The share certificates in respect of the Shares.

         (b) (TRANSFERS) Transfers in registrable form in favour of the Purchaser, duly executed by the registered holder as transferor of the Shares.

         (c) (RECORDS) The register of members, register of charges, minute books, ledgers, journals and books of account, the certificate of incorporation, the common seal, share certificate books, the documents of title to all assets of the Company and all other records and documents relating to the business and property of the Company.

         (d) (RESIGNATIONS) The written resignation of each director and secretary of the Company nominated by the Purchaser. Each resignation must acknowledge that the resigning officer has no claim against the Company.


--------------------------------------------------------------------------------

SHARE ACQUISITION AGREEMENT                                ALLEN ALLEN & HEMSLEY
--------------------------------------------------------------------------------



         (e) (EXECUTIVE EMPLOYMENT AGREEMENT) An executive employment agreement in the form agreed to by the parties duly executed by the Vendor.

3.3      APPROVAL OF TRANSFERS

         The Vendor shall ensure that a meeting of the directors of the Company is held on or before Completion at which the directors resolve:

         (a) to approve the registration of the transfers of the Shares (subject only to payment of stamp duty); and

         (b) to issue new share certificates for the Shares in the names of such transferees as shall be named by the Purchaser (subject only to payment of stamp duty).

3.4      COMPLETION BOARD MEETINGS

         The Vendor shall ensure that a meeting of the directors of the Company is held on or before Completion at which:

         (a) the nominees of the Purchaser are appointed as directors and secretaries and the resignation of each resigning director and secretary is accepted;

         (b) the registered office of the Company is changed to an address nominated by the Purchaser; and

         (c) if requested by the Purchaser, all existing mandates for the operation of bank accounts by the Company are revoked and replaced with mandates approved by the Purchaser.

3.5      PAYMENT OF PURCHASE PRICE

         On Completion, after satisfaction of the Vendor's obligations under this clause, the Purchaser shall pay the purchase price of US$750,000 to the Vendor by issuing 267,857 Purchaser Shares at US$2.80 each to the Vendor of which:

         (a) 241,071 Purchaser Shares will be issued to the Vendor free and clear of any encumbrances, and

         (b) 26,786 Purchaser Shares will be held in custody by the Purchaser in accordance with, and subject to, the restrictions contained in clause 4.

4.       RESERVED SHARES
--------------------------------------------------------------------------------

4.1      RESERVED SHARES

         On Completion the 26,786 Purchaser Shares referred to in clause 3.5(b) (the RESERVED SHARES) shall be held in custody by the Purchaser for a period ending on the later of:


--------------------------------------------------------------------------------

SHARE ACQUISITION AGREEMENT                                ALLEN ALLEN & HEMSLEY
--------------------------------------------------------------------------------



         (a) the date one year from the Completion Date (the INITIAL RESERVE SHARE RELEASE DATE); or

         (b) the date of final determination or settlement (judicial or otherwise) of any claim for indemnity that the Purchaser brings against the Vendor under clause 5 of this Agreement on or prior to the Initial Reserve Share Release Date,

         (such period being the RESERVE PERIOD). The Vendor shall execute a stock power providing for the transfer of the Reserved Shares to the Purchaser, or its nominee, if the Purchaser exercises its right to reacquire the Reserved Shares pursuant to the provisions of this clause 4.

         At the end of the Reserve Period the Purchaser shall deliver to the Vendor any of the Reserved Shares not properly applied in satisfaction of the final amount of any claim for indemnity that the Purchaser brings against the Vendor under clause 5 of this Agreement.

4.2      INDEMNITY CLAIM

         (a) If a claim for indemnity is made by the Purchaser under clause 5 of this Agreement during the one year period referred to in clause 5.1, upon final determination or settlement of such claim for indemnity the Purchaser shall be entitled, at its discretion, to transfer to the Purchaser (or its nominee) that number of Reserved Shares as is required to satisfy that indemnity. The value of any Reserved Shares so transferred shall be US$2.80 per share.

         (b) If the Purchaser exercises its discretion under clause 4.3(a), the Vendor must execute all documents reasonably necessary to effect the appointment and transfer as soon as practicable after notice of the exercise.

4.3      NO DEALING

         During the Reserve Period, the Vendor agrees that he will have no right to sell, agree to sell, Encumber or otherwise deal with the Reserved Shares. Any attempt to do so will be void and will entitle the Purchaser to cancel the Reserved Shares or transfer them to the Purchaser (or its nominee).

5.       WARRANTIES
--------------------------------------------------------------------------------

5.1      WARRANTIES BY THE VENDOR

         The Vendor represents and warrants to the Purchaser in the terms set out in schedule 4.

5.2      CONSTRUCTION

         Each Warranty is to be construed independently of the others and is not limited by reference to any other Warranty.


--------------------------------------------------------------------------------

SHARE ACQUISITION AGREEMENT                                ALLEN ALLEN & HEMSLEY
--------------------------------------------------------------------------------



5.3      VENDOR'S INDEMNITY

         The Vendor indemnifies the Purchaser against:

         (a) any Claims, provided that the total of aggregate claims is more than US$5,000, which may be made or brought against the Purchaser or which the Purchaser may sustain or incur arising from or in connection with:

                  (i) any matter or thing being other than as represented or warranted by the Warranties; or

                  (ii) any breach of, or default under, this Agreement by the Vendor; and

         (b) any Taxes which may be incurred by the Purchaser in respect of payments made by the Vendor under this clause 5.3.

5.4      RELEASE BY VENDOR

         The Vendor undertakes to deliver to the Purchaser on demand on or after Completion a release of the Company from all claims which the Vendor might have against the Company on any account (other than accrued but unpaid entitlements under the Vendor's employment arrangements).

5.5      REDUCTION OF PURCHASE PRICE

         Any monetary compensation received by the Purchaser as a result of any breach by the Vendor of any Warranty shall be in reduction and refund of the purchase price.

5.6      VENDOR ACKNOWLEDGEMENT

         The Vendor acknowledges and represents to the Purchaser that:

         (a) in entering into this agreement and proceeding to Completion, he does not rely on any representation, warranty, condition or other conduct which may have been made by the Purchaser;

         (b) subject to any law to the contrary and except as provided in this Agreement, all terms, conditions, warranties and statements, whether express, implied, written, oral, collateral, statutory or otherwise are excluded and the Purchaser disclaims all liability in relation to these to the maximum extent permitted by law; and

         (c) the Vendor has had the opportunity to review publicly available information relating to the Purchaser and to make (and has made) reasonable enquiries in relation to all matters material to it.


--------------------------------------------------------------------------------

SHARE ACQUISITION AGREEMENT                                ALLEN ALLEN & HEMSLEY
--------------------------------------------------------------------------------



6.       NOTICES
--------------------------------------------------------------------------------

         Any notice given under this Agreement:

         (a) must be in writing addressed to the intended recipient at the address shown at the beginning of this Agreement or the address last notified by the intended recipient to the sender.

         (b)      must be signed by a person duly authorised by the sender; and

         (c) will be taken to have been given or made (in the case of delivery in person or by post or fax) when delivered, received or left at the above address (with electronic confirmation of receipt in the case of a fax); but if delivery or receipt occurs on a day on which business is not generally carried on in the place to which the communication is sent or is later than 4 pm (local time) it will be taken to have been duly given or made at the commencement of business on the next day on which business is generally carried on in the place.

7.       NON-DISCLOSURE
--------------------------------------------------------------------------------

         Each party shall keep the terms of this Agreement confidential except for any disclosure which is agreed between the parties.

8.       FURTHER ASSURANCES
--------------------------------------------------------------------------------

         Each party shall take all steps, execute all documents and do everything reasonably required by any other party to give effect to any of the transactions contemplated by this Agreement.

9.       ENTIRE AGREEMENT
--------------------------------------------------------------------------------

         This Agreement contains the entire agreement of the parties with respect to its subject matter. It constitutes the only conduct relied on by the parties (and supersedes all earlier conduct by the parties) with respect to its subject matter.

10.      AMENDMENT
--------------------------------------------------------------------------------

         This Agreement may be amended only by another agreement executed by all parties who may be affected by the amendment.

11.      ASSIGNMENT
--------------------------------------------------------------------------------

         The rights and obligations of each party under this Agreement are personal. They cannot be assigned, charged or otherwise dealt with, and no party shall


--------------------------------------------------------------------------------

SHARE ACQUISITION AGREEMENT                                ALLEN ALLEN & HEMSLEY
--------------------------------------------------------------------------------



         attempt or purport to do so, without the prior written consent of all the parties.

12.      NO WAIVER
--------------------------------------------------------------------------------

         No failure to exercise and no delay in exercising any right, power or remedy under this Agreement will operate as a waiver. Nor will any single or partial exercise of any right, power or remedy preclude any other or further exercise of that or any other right, power or remedy.

13.      NO MERGER
--------------------------------------------------------------------------------

         The rights and obligations of the parties will not merge on completion of any transaction under this Agreement. They will survive the execution and delivery of any assignment or other document entered into for the purpose of implementing any transaction.

14.      STAMP DUTY AND COSTS
--------------------------------------------------------------------------------

         Each party shall bear its own costs arising out of the preparation of this Agreement but the Purchaser shall bear any stamp duty (including fines and penalties) chargeable on this Agreement, on any instruments entered into under this Agreement, and in respect of a transaction evidenced by this Agreement. The Purchaser shall indemnify the Vendor on demand against any liability for that stamp duty (including fines and penalties).

15.      COUNTERPARTS
--------------------------------------------------------------------------------

         This Agreement may be executed in any number of counterparts. All counterparts taken together will be taken to constitute one agreement.

16.      GOVERNING LAW
--------------------------------------------------------------------------------

         With the exception of clause 4 relating to the restricted share arrangements which is governed by the laws of Delaware, without any regard to conflict of laws principles, this Agreement is governed by the laws of New South Wales. With the exception of proceedings in relation to clause 4, the parties submit to the non-exclusive jurisdiction of the courts exercising jurisdiction in New South Wales.


--------------------------------------------------------------------------------

SHARE ACQUISITION AGREEMENT                                ALLEN ALLEN & HEMSLEY
--------------------------------------------------------------------------------



EXECUTED in Sydney

EXECUTED by ADAYTUM                              )
SOFTWARE INC
in the presence of:                              )    /S/ Michael H. Mehr
                                                      --------------------------
                                                      Signature

/S/  Elizabeth A. Fortier
--------------------------------------------------
Witness

Elizabeth A/ Fortier
--------------------------------------------------
Print Name

SIGNED by MICHAEL FRANCIS                        )
GILES HADDLETON
in the presence of:                              )    /S/  M. F. Giles Haddleton
                                                     ---------------------------
                                                     Signature

/S/  Ashley Cahif
--------------------------------------------------
Witness

Ashley Cahif
--------------------------------------------------
Print Name


--------------------------------------------------------------------------------

SHARE ACQUISITION AGREEMENT                                ALLEN ALLEN & HEMSLEY
--------------------------------------------------------------------------------



SCHEDULE 1

INFORMATION ABOUT THE COMPANY
--------------------------------------------------------------------------------

(a)      Issued capital

         20,000 ordinary shares, each fully paid

(b)      Registered holders of shares and class and number of shares held

         REGISTERED HOLDER                           CLASS                     NO. OF SHARES
         Michael Francis Giles Haddleton             Ordinary                  20,000

(c)      Beneficial owners of shares and number of shares owned

         BENEFICIAL OWNER                                                      NO. OF SHARES
         Michael Francis Giles Haddleton                                       20,000

(d)      Place of incorporation                     New South Wales

(e)      Registered office                          Pritchard Adams, Level 3,
                                                    Chondos Street, St Leonards,
                                                    2065

(f)      Place(s) where Company is
         registered or authorised to do             None
         business outside Australia

(g)      Nature of business                         Distribution, implementation
                                                    and support of Purchaser
                                                    software products


--------------------------------------------------------------------------------

SHARE ACQUISITION AGREEMENT                                ALLEN ALLEN & HEMSLEY
--------------------------------------------------------------------------------



SCHEDULE 2

INTELLECTUAL PROPERTY
--------------------------------------------------------------------------------


                                 A. TRADE MARKS
--------------------------------------------------------------------------------
MARK         NUMBER                PROPRIETOR                        EXPIRY DATE
--------------------------------------------------------------------------------
N/A

                                   B. PATENTS
--------------------------------------------------------------------------------
TITLE        NUMBER                PROPRIETOR                        EXPIRY DATE
--------------------------------------------------------------------------------
N/A

                                   C. DESIGNS
--------------------------------------------------------------------------------
TITLE        NUMBER                PROPRIETOR                        EXPIRY DATE
--------------------------------------------------------------------------------
N/A

                                D. BUSINESS NAMES
--------------------------------------------------------------------------------
NAME           REGISTERED PROPRIETOR           STATE/TERRITORY       EXPIRY DATE
--------------------------------------------------------------------------------
N/A

                                    E. OTHERS
--------------------------------------------------------------------------------
NAME         NUMBER                PROPRIETOR                        EXPIRY DATE
--------------------------------------------------------------------------------
N/A


--------------------------------------------------------------------------------

SHARE ACQUISITION AGREEMENT                                ALLEN ALLEN & HEMSLEY
--------------------------------------------------------------------------------



SCHEDULE 3

LEASEHOLD PROPERTY
--------------------------------------------------------------------------------


1.       Lvl 8, 100 Walker Street, North Sydney

(a)      Lessee:                                Business Budget Management
                                                Solutions Pty Ltd

(b)      Lessor:                                NEC (Constructions) Pty Limited

(c)      Date of lease:                         25 May 1998

(d)      Rent:                                  A$1,690 per month

(e)      Rent review option:                    12 months

(f)      Further option to renew:               monthly


--------------------------------------------------------------------------------

SHARE ACQUISITION AGREEMENT                                ALLEN ALLEN & HEMSLEY
--------------------------------------------------------------------------------



SCHEDULE 4

GENERAL WARRANTIES

1.       ACCURACY OF INFORMATION
--------------------------------------------------------------------------------

         (SCHEDULES) The information set out in each of the following schedules is complete and accurate in all respects.

         (a)      Schedule 1 (Information about the Company).

         (b)      Schedule 2 (Intellectual Property).

         (c)      Schedule 3 (Leasehold Property).

2.       POWER AND AUTHORITY
--------------------------------------------------------------------------------

2.1 (AUTHORISATIONS) Each Authorisation required for the investment by the Vendor in the Company has been duly obtained and disclosed to the Purchaser. Any condition imposed in any Authorisation has been observed.

2.2      (INCORPORATION AND POWER)  The Company:

         (a) is a body corporate duly incorporated under the laws of the place of its incorporation specified in schedule 1;

         (b) has the power to own its assets and carry on its business as it is now being conducted; and

         (c) is duly registered and authorised to do business in every jurisdiction which, by the nature of its business and assets, makes registration or authorisation necessary, and each of these jurisdictions is noted in schedule 1.

2.3 (CONSTITUENT DOCUMENTS) The business and affairs of the Company have been conducted in accordance with its constitution or other constituent documents of the Company.

2.4 (POWER AND AUTHORITY) The Vendor has the power and authority to execute and exchange this Agreement and perform and observe all its terms. This Agreement has been duly executed by the Vendor and is a legal, valid and binding agreement of the Vendor enforceable against it in accordance with this Agreement.

2.5 (NO RESTRICTION ON VENDOR OR COMPANY) Neither the Vendor nor the Company is bound by any Contract which may restrict the Vendor's right or ability to enter into or perform this Agreement.


--------------------------------------------------------------------------------

SHARE ACQUISITION AGREEMENT                                ALLEN ALLEN & HEMSLEY
--------------------------------------------------------------------------------



3.       TITLE AND SHARE CAPITAL
--------------------------------------------------------------------------------

3.1 (TITLE) At the date of this Agreement:

         (a)      the Vendor is the legal and beneficial owner of the Shares;
                  and

         (b)      the Shares are free and clear of any Encumbrance.

         On Completion, the Purchaser will acquire the full beneficial ownership of the Shares free and clear of any Encumbrance or claim of any person.

3.2 (SHARES) The Shares are all the issued shares in the capital of the Company. The Shares have been validly allotted and issued and are fully paid and no moneys are owing in respect of them. None of them has been issued in violation of any pre-emptive or similar rights of any member or former member of the Company or of the terms of any agreement by which the Company or the Vendor is bound.

3.3 (CALL OPTIONS) No person has any right to call for the present or future issue or transfer of any share, stock or debenture in or of the Company.

4.       STRUCTURE
--------------------------------------------------------------------------------

         The Company:

         (a) is not the holder or beneficial owner of any shares or other capital in any body corporate (wherever incorporated);

         (b) is not a member of any partnership or other unincorporated association (other than a recognised trade association);

         (c) is not the manager, trustee or representative of any trust or managed investments scheme;

         (d) has no permanent establishment (as that expression is defined in any relevant Double Taxation Agreement) outside the country in which it is incorporated; and

         (e) has no controlled entity (within the meaning of schedule 5 of the Corporations Regulations).

5.       SOLVENCY
--------------------------------------------------------------------------------

5.1 (ADMINISTRATION, WINDING UP, ARRANGEMENTS, INSOLVENCY ETC) None of the following has occurred and is subsisting, or is threatened, in relation to the Vendor or the Company:

         (a)      The appointment of an administrator or trustee in bankruptcy.

         (b) An application or an order made, proceedings commenced, a resolution passed or proposed in a notice of meeting or other steps taken for:


--------------------------------------------------------------------------------

SHARE ACQUISITION AGREEMENT                                ALLEN ALLEN & HEMSLEY
--------------------------------------------------------------------------------



                  (i) the winding up, dissolution, or administration of the Company or a petition of bankruptcy of the Vendor, or

                  (ii) the Vendor or the Company entering into an arrangement, compromise or composition with or assignment for the benefit of its creditors or a class of them.

         (c)      The Vendor or the Company:

                  (i) being (or taken to be under applicable legislation) unable to pay its debts, other than as the result of a failure to pay a debt or claim the subject of a good faith dispute; or

                  (ii) stopping or suspending, or threatening to stop or suspend, payment of all or a class of its debts.

         (d) The appointment of a receiver, receiver and manager, administrative receiver or similar officer to any of the Assets and undertakings of the Vendor or the Company.

5.2 (CLAIM AGAINST ASSET) No asset in which the Company has an interest is, or may in the future be, liable to a claim by a trustee in bankruptcy or liquidator.

6.       FINANCIAL ARRANGEMENTS
--------------------------------------------------------------------------------

6.1 (ENCUMBRANCE) There is no Encumbrance affecting any asset of the Company.

6.2 (GUARANTEES) The Company is not, nor is it potentially, liable for the obligations of any other person.

6.3 (LETTERS OF COMFORT) The Company has not provided any letter of comfort or made any representation or given any undertaking to any person in respect of the obligations or solvency of any other person or in support of or as an inducement to or otherwise in connection with the provision of financial accommodation, whether or not considered by the Company to be legally binding.

6.4 (FINANCIAL ACCOMMODATION) There is no Contract under which the Company receives, or is entitled to receive, financial accommodation from any person.

6.5 (FOREIGN CURRENCY TRANSACTIONS) Except for the amount owed to Adaytum UK stated in the Accounts, the Company is not is a party to any foreign currency transaction.


--------------------------------------------------------------------------------

SHARE ACQUISITION AGREEMENT                                ALLEN ALLEN & HEMSLEY
--------------------------------------------------------------------------------



7.       LIABILITIES
--------------------------------------------------------------------------------

7.1 (GENERAL) The Company has no contingent obligations or contingent liabilities other than as disclosed in the Accounts.

7.2 (BILLS OF EXCHANGE) There is no promissory note or bill of exchange outstanding which has been drawn, accepted or endorsed by the Company other than cheques drawn in favour of creditors in respect of obligations incurred in relation to the Company in the ordinary course of its business.

8.       ACCOUNTS
--------------------------------------------------------------------------------

8.1      (ACCOUNTS)  The Accounts:

         (a) have been prepared in accordance with the Corporations Law (or previous applicable corresponding legislation) and applicable accounting standards;

         (b)      show a true and fair view of:

                  (i) the assets and liabilities and of the state of affairs, financial position and results of the Company as at and up to the Balance Date; and

                  (ii) the profit or loss of the Company for the financial period ended on the Balance Date;

         (c) have been prepared in accordance with the same accounting policies as were applied in the corresponding accounts for the preceding two financial periods;

         (d)      are not affected by any abnormal or extraordinary item;

         (e) take account of all gains and losses, whether realised or unrealised, arising from foreign currency transactions and on translation of foreign currency financial statements;

         (f) include all reserves and provisions for taxation that are sufficient to cover all Tax liabilities of the Company in respect of all periods up to the Balance Date;

         (g) provide for all liabilities for long service leave and annual leave entitlements;

         (h) provide for all other liabilities (whether quantified, contingent or otherwise) of the Company at the Balance Date; and

         (i) give full particulars in the notes of all contingent liabilities and commitments and any other liabilities which cannot be quantified.

8.2 (TRADING DEBTS) The receivables owing from trade debtors included in the Accounts owed to the Company:

         (a)      have realised; or


--------------------------------------------------------------------------------

SHARE ACQUISITION AGREEMENT                                ALLEN ALLEN & HEMSLEY
--------------------------------------------------------------------------------



         (b) will realise in the ordinary course of business (but, in respect of each debt, no later than 60 days after it first arose),

         the total nominal amounts of the debts less the total of any provisions for bad or doubtful debts included in the Accounts in respect of receivables due from trade debtors.

8.3 (TRADING DEBTS ON COMPLETION) The receivables owing from trade debtors owed to the Company at the Completion Date (other than debts included in the Accounts) will, within 60 days of the date of invoice, realise not less, in respect of each debt, than the nominal amounts of the debt.

8.4 (OTHER RECEIVABLES) Each receivable (other than those due from trade debtors) shown as an asset of the Company in the Accounts is a valid and subsisting debt and will realise the nominal amount of the debt (and all interest and other charges payable) in accordance with its terms (less, in respect of the total of those receivables, the total of any bad or doubtful debts included in the Accounts in respect of debts other than receivables owing from trade debtors).

8.5 (OTHER RECEIVABLES ON COMPLETION) The receivables (other than those owing from trade debtors) owed to the Company at the Completion Date (other than debts included in the Accounts) will, within 60 days of the date of invoice, realise not less, in respect of each debt, than the nominal amount of the debt.

8.6 (NO WRITE DOWNS) No receivable owed to the Company has been written down or written off in the financial year ended on the Balance Date and since the Balance Date.

8.7 (FINANCING) The Company does not have nor is it engaged in financing of a type which is not required to be shown or reflected in its Accounts.

8.8 (INVENTORIES) None of the inventories held by the Company were acquired by the Company before the commencement of the financial period ended on the Balance Date.

8.9 (NO SET OFFS) There is no set off arrangement between the Company and any other person.


9.       POST BALANCE DATE EVENTS
--------------------------------------------------------------------------------

         Since the Balance Date, each of the following has occurred.

         (a) (CONDUCT OF BUSINESS) The business of the Company has continued in the ordinary and usual course and not otherwise.

         (b) (NO BORROWINGS) The Company has not borrowed or raised any money or taken any financial facility other than as disclosed in the


--------------------------------------------------------------------------------

SHARE ACQUISITION AGREEMENT                                ALLEN ALLEN & HEMSLEY
--------------------------------------------------------------------------------


                  Accounts or in accordance with existing overdraft facilities from its bankers.

         (c) (ASSETS) The Company has not disposed of any assets except in the ordinary course of business.

         (d) (NO MATERIAL ADVERSE CHANGE) There has been no material adverse change in the financial condition or prospects of the Company.

         (e) (DEBTS) All debts which have become owing to the Company have been paid in full or will be paid in full within 60 days of the date of invoice.

         (f) (STOCK) No inventories which the Company has acquired or produced has become, or is, redundant, obsolete, excessive or slow moving.

         (g) (NO DEFAULT) The Company has not defaulted in paying any creditor on the date due for payment.

         (h) (NO ISSUES) No share or loan capital, security or other right convertible into shares or loan capital has been issued by the Company.

         (i) (DIVIDENDS) The Company has not declared, paid or made any dividend or other distribution.

         (j) (EMPLOYEE COMPENSATION) With the exception of entering an employment agreement with the Vendor, the Company has not:

                  (i) materially increased the annual level of compensation of any employee by more than 5%;

                  (ii) increased the annual level of compensation of any person whose compensation from the Company in the last preceding fiscal year exceeded US$75,000;

                  (iii) granted any unusual or extraordinary bonuses, benefits or other form of direct or indirect compensation to any employee, officer, director or consultant, except in amounts in keeping with past practices by formula or otherwise; or

                  (iv) increased, terminated, amended or otherwise modified any plan for the benefit of the Company's employees.

10.      POWERS OF ATTORNEY
--------------------------------------------------------------------------------

10.1 (POWERS OF ATTORNEY) There is no power of attorney or other authority in force by which a person is able to bind the Company other than normal authorities under which officers or employees of the Company may carry out its business in the ordinary course.

10.2 (OFFERS) No outstanding offer, tender, quotation or the like given or made by the Company is capable of giving rise to a contract merely by any


--------------------------------------------------------------------------------

SHARE ACQUISITION AGREEMENT                                ALLEN ALLEN & HEMSLEY
--------------------------------------------------------------------------------



         unilateral act of a third party, other than in the ordinary course of business and on terms calculated to yield a gross profit margin consistent with that usually obtained by the Company.

11.      CONTRACTS AND COMMITMENTS
--------------------------------------------------------------------------------

11.1 (PROFIT SHARING) The Company is not a party to any Contract in terms of which it is or will be bound to share profits, pay any royalties or waive or abandon any rights.

11.2     (BINDING CONTRACTS)  No Contract:

         (a) is outside the ordinary and proper course of business or is otherwise unusual;

         (b) is incapable of being fulfilled or performed on time, or only with undue or unusual expenditure of money or effort;

         (c) provides that the Company will act as distributor of goods or services or as agent for another person, except for contracts with the Purchaser; or

         (d) involves or is likely to involve obligations or liabilities which, by reason of their nature or magnitude, should reasonably be made known to the Purchaser.

11.3 (EMPLOYEES) No Contract limits the freedom of the Company, or that of any of its employees, to engage in any activity or business in any area.

11.4 (CONTRACTS AFFECTED BY THIS AGREEMENT) No party is entitled under any Contract because of any change in the legal or beneficial ownership of the Company, or the compliance with this Agreement:

         (a)      to terminate the Contract;  or

         (b) to require the adoption of terms less favourable to the Company; or

         (c)      to do anything which would:

                  (i) adversely affect the interests, Business or assets of the Company; or

                  (ii) result in any of the assets of the Company failing to be disposed of or charged.

11.5     (NO DEFAULT)  No party to any Contract is:

         (a)      in default;  or

         (b) but for the requirements of notice or lapse of time or both, would be in default and the default could be reasonably expected to have a material adverse effect on its business, assets or financial condition.


--------------------------------------------------------------------------------

SHARE ACQUISITION AGREEMENT                                ALLEN ALLEN & HEMSLEY
--------------------------------------------------------------------------------



11.6 (SECURITY) All security (including any guarantee or indemnity) held by the Company is valid and enforceable by the Company against the grantor in accordance with the terms of the security.

12.      ASSETS
--------------------------------------------------------------------------------

12.1 (TITLE) Each asset of, or represented as belonging to, the Company (including the Real Property) is the absolute property of the Company.

12.2     (CONDITION)  Each item of plant and equipment of the Company:

         (a)      is, consistent with its age, in good repair and condition;

         (b)      is in satisfactory working order;

         (c) to the best of the Vendor's knowledge and belief, is capable of doing the work for which it was designed or purchased and will be capable (subject to fair wear and tear) of doing so over the period of time in which it will be written down to the net amount expected to be recovered on disposal of the asset at the end of its useful life in the accounts of the Company under its current accounting policies;

         (d)      is not surplus to the requirements of the Company; and

         (e) is recorded in the plant and equipment register of the Company.

12.3 (INVENTORIES) All current assets of the Company comprising inventories, work-in-progress, raw and processed materials, finished goods and merchandise, whether in hand, in transit or in bond, are of good and merchantable quality. They are fit for the purpose for which they are intended to be used. They conform with all relevant descriptions, specifications and standards.

12.4 (NO IMPAIRMENT) No notice has been served on the Company by any Public Authority which might materially impair, prevent or otherwise interfere with the Company's use of or proprietary rights in any of its assets.

13.      EMPLOYEES
--------------------------------------------------------------------------------

13.1 (DISCLOSURE) The Vendor has disclosed complete and accurate particulars of:

         (a) the position and age of each officer and employee of the Company;

         (b) all remuneration and other benefits paid to or conferred on each officer and employee since the Balance Date;

         (c) the period of service of each officer and employee of the Company and the accrued long service leave, annual leave and sick leave entitlements of each employee;


--------------------------------------------------------------------------------

SHARE ACQUISITION AGREEMENT                                ALLEN ALLEN & HEMSLEY
--------------------------------------------------------------------------------



         (d) each written contract of service or consultancy to which the Company is a party; and

         (e) each oral contract of service or consultancy between the Company and any person (except for any oral contract which may be terminated on three months' notice or less without payment of compensation).

13.2 (OUTSTANDING CLAIM) No amount due to or in respect of any director or employee or former director or former employee of the Company is in arrears and unpaid other than his current salary for the relevant period at the date of this Agreement.

13.3 (UNIONS) The Company is not a party to any agreement with any union or industrial organisation in respect of its employees and their employment.

13.4 (COMPLIANCE WITH LAW) The Company has, in relation to each of its employees and each of its former employees, complied in all material respects with all legislation, collective agreements, orders, awards and codes of conduct and practice relevant to conditions of service and to the relations between it and its employees and any trade union.

13.5 (INDUSTRIAL DISPUTES) The Company is not involved in and there are no present circumstances which are likely to give rise to any industrial or trade dispute or any dispute or negotiation regarding a claim of material importance with any trade union or association of trade unions or organisation or body of employees.

13.6     (TERMINATION OF EMPLOYMENT)  No director or employee of the Company:

         (a) has been given an unexpired notice terminating his contract of employment;

         (b)      is under notice of dismissal; or

         (c) has been terminated in circumstances which may give rise to a claim against the Company in relation to loss of office or termination of employment (including, without limitation, redundancy).

14.      COMPLIANCE WITH LEGISLATION AND ABSENCE OF LITIGATION
--------------------------------------------------------------------------------

14.1 (NO CONTRAVENTION OF LEGISLATION) The Company has not, nor has any of its officers, agents or employees, committed or omitted to do any act or thing the commission or omission of which is in contravention of any legislation.

14.2 (DISPUTES) Neither the Company nor any person for whom it may be vicariously liable, is or has been in the period from the Balance Date, engaged in any prosecution, litigation, arbitration proceedings or administrative or governmental investigation or challenge as plaintiff, defendant, third party or in any other capacity. There are no such matters pending or threatened in respect of which verbal or written communication has been given or received


--------------------------------------------------------------------------------

SHARE ACQUISITION AGREEMENT                                ALLEN ALLEN & HEMSLEY
--------------------------------------------------------------------------------



         by or against the Company. There are no facts or disputes which may or might give rise to any such matters.

14.3 (ASIC INVESTIGATION) There is no outstanding correspondence between the Company and the Australian Securities and Investments Commission.

14.4 (ORDERS) The Company is not the subject of any order, waiver, declaration, exemption or notice granted or issued by any court, tribunal or regulatory body.

15.      AUTHORISATIONS
--------------------------------------------------------------------------------

         The Company has all necessary Authorisations to carry on its business properly. In respect of each Authorisation:

         (a)      all fees due have been paid;

         (b)      all conditions have been duly complied with; and

         (c) neither the Vendor nor the Company knows of any factor that might prejudice its continuance or renewal.

16.      INTELLECTUAL PROPERTY
--------------------------------------------------------------------------------

16.1 (DISCLOSURE) The Company does not own, use or require in its Business the use of any copyright, patent, trade mark, service mark, design, business name, trade secret, confidential information or other intellectual or industrial property rights, except for the Intellectual Property.

16.2 (NO INFRINGEMENTS) No right, title or interest in the Intellectual Property is:

         (a)      at present being infringed or under threat of infringement; or

         (b) subject to any licence in favour of, or used by, any third party.

16.3     (OWNERSHIP)  All of the Intellectual Property is either:

         (a) the legal and beneficial property of the Company free and clear of any restriction or Encumbrance; or

         (b) used by the Company under a Contract under which the Company is entitled to use the Intellectual Property.

16.4 (BUSINESS NAMES) The Company does not carry on business under any name other than its corporate name.


17.      RECORDS AND CORPORATE MATTERS
--------------------------------------------------------------------------------

17.1 (ACCOUNTS AND RECORDS) All accounts, books, ledgers and financial and all other records of the Company:


--------------------------------------------------------------------------------

SHARE ACQUISITION AGREEMENT                                ALLEN ALLEN & HEMSLEY
--------------------------------------------------------------------------------



         (a) have been fully and properly maintained and contain complete and accurate records of all matters required to be entered in them by any relevant legislation;

         (b) do not contain or reflect any material inaccuracies or discrepancies;

         (c) give a true and fair view of the trading transactions, state of affairs, results, financial and contractual position and assets and liabilities of the Company;

         (d) have been prepared in accordance with applicable accounting standards (in the place of incorporation of the Company); and

         (e)      are in the possession and unqualified control of the Company.

17.2 (CONSTITUENT DOCUMENTS) Accurate and up to date copies of the Constitution or other constituent documents of the Company have been provided to the Purchaser.

17.3 (FILINGS) All documents required to be filed with the Australian Securities and Investments Commission (or equivalent predecessor bodies) under any relevant legislation have been duly filed.

18.      ENVIRONMENTAL LAWS
--------------------------------------------------------------------------------

18.1 (AUTHORISATIONS) Each Authorisation necessary to conduct lawfully the Business of the Company on or from the Real Property has been obtained. Each Authorisation is and has been at all relevant times effective.

18.2 (COMPLIANCE WITH AUTHORISATIONS) The Company complies with each Authorisation and is not aware of any breach or likely breach of them. The Company has not received any notice, order, claim, demand or like communication which might adversely affect the use of the Real Property for the conduct of the Business.

18.3 (COMPLIANCE WITH ENVIRONMENTAL LAWS) The Company (and each person for the acts of whom the Company may be liable) complies with and has not committed any offences of any Environmental Law relating to the Business or the use and occupation of the Real Property.

18.4 (NO CONTAMINATION) There is no condition of the Real Property which would entitle any person to require the Company to decontaminate or take other remedial action in or around the Real Property or to contribute to the costs of doing so.

18.5 (NO HAZARDOUS MATERIALS) There is no hazardous, toxic or poisonous material or nay other material that is harmful to the Environment, including asbestos, present on the Real Property (or any other property in which the Company has an interest).


--------------------------------------------------------------------------------

SHARE ACQUISITION AGREEMENT                                ALLEN ALLEN & HEMSLEY
--------------------------------------------------------------------------------



18.6 (BOND OR SECURITY DEPOSIT) The Company has not given a bond or security deposit in favour of any Public Authority in connection with any Authorisation which relates to the Business of the Real Property.

19.      SUPERANNUATION
--------------------------------------------------------------------------------

19.1 (NO AGREEMENTS) The Company is not a party to any agreement with any union or industrial organisation in respect of superannuation benefits for its employees.

19.2     (NO SCHEMES)  Other than the Company's Fund:

         (a) there are no superannuation, retirement or provident schemes or other arrangements providing for any payment to employees or sub-contractors on their retirement or death or on the occurrence of any permanent or temporary disability in operation by or in relation to the Company or its directors, employees or sub-contractors; and

         (b) the Company does not contribute to any schemes which will provide its directors, employees or sub-contractors or their respective dependants with pensions, annuities or lump sum payments on retirement or earlier death or otherwise.

19.3     (COMPANY'S FUND) The following applies with respect to the Company's
         Fund:

         (a) contributions are paid to the fund at intervals not less than monthly and, otherwise than in the ordinary course of administration, there are no outstanding and unpaid contributions on the part of the Company or any other person who is required to contribute to the fund in respect of the directors, employees or sub-contractors of the Company;

         (b) contributions to the fund satisfy the Company's obligations to make superannuation contributions under industrial agreements and awards which apply to the directors, employees or sub-contractors of the Company;

         (c) otherwise than in the ordinary course of administration, there are no outstanding and unpaid benefits currently due to any person under the fund;

         (d) to the best of the Company's knowledge and belief, no director, employee or sub-contractor of the Company who is a member of the fund has any right or entitlement to have any benefit under the fund augmented, increased or accelerated by reason of this Agreement or by reason of any other arrangement, agreement or understanding;

         (e) a list of the names of all directors, employees and sub-contractors of the Company who are members of the fund has been supplied to the


--------------------------------------------------------------------------------

SHARE ACQUISITION AGREEMENT                                ALLEN ALLEN & HEMSLEY
--------------------------------------------------------------------------------



                  Purchaser and all persons named are directors, employees or sub-contractors of the Company and no other person;

         (f) a copy of the trust deed of the fund, together with all amendments to date, is included in the Disclosure Material;

         (g) no undertaking or assurance has been given to any director, employee or sub-contractor of the Company as to the continuance, introduction, increase or improvement of any benefits under the fund;

         (h) all obligations including contribution obligations of the Company or any other person who is required to contribute to the fund in respect of the directors, employees or sub-contractors of the Company together with full details of insured benefits provided for the directors, employees or sub-contractors of the Company have been disclosed to the Purchaser.

19.4 (SUPERANNUATION GUARANTEE CHARGE) The Company will not be liable to pay the superannuation guarantee charge in respect of any of the directors, employees or sub-contractors of the Company for any CONTRIBUTION PERIOD (as defined in the Superannuation Guarantee (Administration) Act 1992) up to Completion.

19.5 (NO LIABILITY) Except for the Company's Fund, the Company is not under any present legal liability or voluntary commitment (whether or not legally binding) to pay to any person any pension, superannuation, allowance, retirement gratuity or like benefits or any damages or compensation for loss of office or employment or for unfair or wrongful dismissal.

20.      TAXATION
--------------------------------------------------------------------------------

20.1 (ACCOUNTS) The Accounts contain provisions adequate to cover Taxes for or in respect of the Company for all periods up to the Balance Date. No additional or other Taxes are or will be payable (whether on, before or after Completion) by the Company.

20.2 (TAX SINCE THE BALANCE DATE) Since the Balance Date, no additional liability for Tax has accrued to the Company otherwise than as a result of trading activities in the ordinary course of business.

20.3 (DEDUCTIONS) The Company has deducted all Tax required to be deducted from any payments made by it. When necessary, the Company has accounted for that Tax in accordance with relevant law.

20.4 (PAYMENT OF TAX) All Taxes which have been or deemed to have been assessed or imposed on the Company, or have been required to be withheld from any payment made by the Company to another person:


--------------------------------------------------------------------------------

SHARE ACQUISITION AGREEMENT                                ALLEN ALLEN & HEMSLEY
--------------------------------------------------------------------------------



         (a) which are due and payable, have been paid by the final date for payment by the Company; and

         (b) which are not yet payable but become payable before Completion, shall be paid by the due date.

         The Company has not entered into any agreement or arrangement which extends the period for assessment or payment of any Taxes.

20.5 (NO DISALLOWANCE) Nothing has occurred in respect of the Company which will cause the disallowance for income tax purposes of either the carry forward of losses as at the Balance Date or the deduction of losses incurred since the Balance Date other than as a result of a transfer of the Shares under this Agreement.

20.6 (APPLICATIONS) All particulars given to any Public Authority in connection with or affecting any application for any ruling, consent or clearance on behalf of the Company fully and accurately disclosed all facts and circumstances material for the decision of the Public Authority. Each ruling, consent or clearance is valid and effective. Each transaction for which that ruling, consent or clearance has previously been obtained has been carried into effect in accordance with the terms of the relevant application, ruling, consent or clearance.

20.7 (NO ADDITIONAL TAXES) Since the Balance Date, the Company has not become liable to pay any additional taxes, interest, penalty, charge, fee or other like amount imposed or made on or in respect of the failure to file a return in respect of or to pay any Taxes.

20.8 (TAXATION (UNPAID COMPANY TAX) ASSESSMENT ACT) The Company has not done anything which has or would give rise to any liability to taxation under the Taxation (Unpaid Company Tax) Assessment Act 1982, whether or not liability has been discharged.

20.9 (INVESTIGATIONS) All necessary information, notices, computations and returns have:

         (a) been properly and duly submitted by the Company to each relevant Public Authority in respect of Taxes for or in respect of the Company for all periods up to the date of this Agreement; and

         (b) will continue to be submitted in respect of periods after the date of this Agreement until the Completion Date in respect of those later periods.

         There is no unresolved correspondence or dispute with any Public Authority. Neither the Commissioner of Taxation nor any other fiscal authority has at any time carried out, or is at present conducting any investigation into all or any part of the business or affairs of the Company. The Vendor knows of no reason why any such investigation may be initiated.

20.10    (FRANKING)  The Company:


--------------------------------------------------------------------------------

SHARE ACQUISITION AGREEMENT                                ALLEN ALLEN & HEMSLEY
--------------------------------------------------------------------------------



         (a) maintains and has retained for the period required by law, accurate records of franking credits and franking debits (as defined in the Income Tax Act) in respect of its current and earlier accounting periods;

         (b) has franked to the required amount any dividend paid since the Balance Date; and

         (c) has not franked any dividend paid since the Balance Date to the extent that a franking deficit has or will arise at the end of the succeeding franking year.

20.11 (RECORDS OF ASSETS) The Company maintains and has retained for the period required by law:

         (a) accurate records of all assets to which Part IIIA of the Income Tax Act applies or has applied; and

         (b) without limiting the generality of the foregoing, accurate records of all information relating to those assets as is referred to in section 160ZZU of that Act.

20.12 (SECTION 160ZZS) The provisions of section 160ZZS of the Income Tax Act have not applied to any asset acquired or deemed to have been acquired by the Company before 20 September 1985, other than as a result of this Agreement.

20.13 (STAMP DUTY) All stamp duty and other similar tax payable in respect of every Contract or transaction to which the Company is or has been a party, or by which the Company derives, has derived or will derive a substantial benefit, have been duly paid. No Contract is unstamped or insufficiently stamped. No event has occurred as a result of which any duty has become payable, from which the Company may have obtained relief.


--------------------------------------------------------------------------------
                                                                         Page 28